Dreyfus
MidCap Index Fund
ANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Financial Futures

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                              MidCap Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus MidCap Index Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven Falci and Thomas Durante.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Thomas Durante, Portfolio Managers

How did Dreyfus MidCap Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, Dreyfus MidCap Index Fund produced a total return of -12.85%.(1) The Standard & Poor's MidCap 400 Index
(" S&P 400 Index"), the fund's benchmark, produced a total return of -12.45% for the same period.(2)

The slowing U.S. economy and the steep declines of technology and telecommunications stocks were the two most significant influences on the S&P 400 Index, and therefore on the fund, during the reporting period.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 400 Index. To pursue that goal, the fund generally invests in all 400 stocks in the S&P 400 Index, in proportion to their weighting in the Index. Often considered a barometer for the midcap stock market in general, the S&P 400 Index is composed of 400 stocks of midsize domestic and some Canadian companies with market capitalizations ranging between $50 million and $12 billion; the Index contains approximately 310 industrial, 40 utility, 40 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. The S&P 400 Index was the first benchmark to represent the performance of the midcap stock market

As an index fund, the fund uses a passive management approach: all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 400 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Compared to larger, more established companies, midsize companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings tend to be less predictable

What other factors influenced the fund's performance?

At the beginning of the reporting period, the U.S. economy was in the early stages of a slump, largely due to disappointing retail sales and lower than expected corporate earnings. The hardest hit areas were the technology companies, particularly those within the telecommunications equipment and semiconductor equipment sectors. Having overestimated demand for their products, their earnings fell dramatically when investor sentiment turned negative

In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) began aggressively reducing short-term interest rates in early January. The Fed cut rates nine times during the reporting period, taking the benchmark rate for overnight interbank loans from 6.5% to 2.5%, its lowest level in seven years.

Although the pace of economic deterioration had slowed by summer's end, the U.S. economy did not show significant signs of recovery. Rather, the terrorist attacks of September 11 intensified an already weak economy, pushing it into recession. Immediately following the attacks, corporate layoffs increased, companies reduced spending plans, consumer confidence plunged and home buying slowed. However, we are pleased to report that the stock market was remarkably resilient, regaining by the end of the reporting period all of the value lost immediately after the attacks.

What's more, certain industry groups, such as regional banks, posted surprisingly strong returns. Unlike large-cap banks whose businesses include asset management and other diversified services, midcap regional banks focus primarily on lending. As interest rates fell, lenders were able to entice new customers with lower borrowing rates. At the same time, they earned healthy profits on the difference between their cost of funds and the rates they charged customers. Health care and food stocks also performed well, largely because people need to eat and take care of their health regardless of what's happening in the economy.

What is the fund's current strategy?

Our strategy remains: replicating the returns of the S&P 400 Index. Accordingly, as of the end of the reporting period, the fund's assets were approximately allocated as follows: 0.8% in Alcohol & Tobacco; 8.3% in Consumer Cyclicals; 3.1% in Consumer Staples; 7.8% in Energy; 14.2% in Health Care; 18.5% in Interest Sensitive; 0.6% in Internet; 9.7% in Producer Goods & Services; 9.2% in Services; 15.5% in Technology; 5.1% in Utilities; and 7.8% in Short-Term Investments.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus MidCap Index Fund and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/01



                                                                 1 Year                 5 Years                10 Year
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                            (12.85)%                13.93%                 13.97%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP INDEX FUND ON 10/31/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2001


COMMON STOCKS--92.8%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.8%

R.J. Reynolds Tobacco Holdings                                                                   66,700                3,737,868

Universal                                                                                        17,966                  581,020

                                                                                                                       4,318,888

CONSUMER CYCLICAL--8.3%

Abercrombie & Fitch, Cl. A                                                                       65,300  (a)           1,228,946

Alaska Air Group                                                                                 17,487  (a)             426,683

Albany International, Cl. A                                                                      20,402                  397,839

American Eagle Outfitters                                                                        45,900  (a)           1,257,660

ArvinMeritor                                                                                     43,393                  651,763

BJ's Wholesale Club                                                                              48,014  (a)           2,437,671

Bandag                                                                                           13,600                  356,320

Barnes & Noble                                                                                   43,000  (a)           1,580,250

Blyth Industries                                                                                 31,000                  603,570

Bob Evans Farms                                                                                  22,944                  431,577

Borders Group                                                                                    52,700  (a)             821,593

Borg-Warner Automotive                                                                           17,300                  739,056

Brinker International                                                                            65,806  (a)           1,671,472

CBRL Group                                                                                       36,525                  917,143

CDW Computer Centers                                                                             57,900  (a)           2,666,295

Callaway Golf                                                                                    50,600                  723,074

Claire's Stores                                                                                  32,052                  387,509

Coach                                                                                            28,700  (a)             800,730

Dollar Tree Stores                                                                               74,000  (a)           1,662,780

Extended Stay America                                                                            61,200  (a)             826,200

Fastenal                                                                                         25,000                1,476,250

Furniture Brands International                                                                   33,100  (a)             794,731

GTECH Holdings                                                                                   19,700  (a)             786,030

Gentex                                                                                           49,200  (a)           1,170,960

HON INDUSTRIES                                                                                   39,022                  939,260

Herman Miller                                                                                    50,060                1,058,769

International Speedway, Cl. A                                                                    35,000                1,299,200

Jones Apparel Group                                                                              79,761  (a)           2,201,404

Lands' End                                                                                       19,348  (a)             619,910

Lear                                                                                             42,100  (a)           1,292,470

Longs Drug Stores                                                                                24,900                  566,973

Mandalay Resort Group                                                                            49,773  (a)             821,255

Modine Manufacturing                                                                             21,820                  452,765

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Mohawk Industries                                                                                34,500  (a)           1,490,400

Neiman Marcus Group, Cl. A                                                                       31,400  (a)             836,810

Outback Steakhouse                                                                               50,150  (a)           1,446,827

Papa John's International                                                                        14,800  (a)             412,328

Park Place Entertainment                                                                        195,500  (a)           1,399,780

Payless ShoeSource                                                                               14,600  (a)             771,610

Ross Stores                                                                                      53,100                1,662,030

Ruddick                                                                                          30,500                  465,125

Saks                                                                                             93,530  (a)             636,004

Sotheby's Holdings, Cl. A                                                                        40,418  (a)             539,984

Superior Industries International                                                                17,100                  564,984

Unifi                                                                                            35,437  (a)             267,549

Williams-Sonoma                                                                                  37,300  (a)             966,070

                                                                                                                      45,527,609

CONSUMER STAPLES--3.1%

Church & Dwight                                                                                  25,576                  664,976

Dean Foods                                                                                       23,477                1,052,943

Dial                                                                                             62,600                1,044,168

Dole Food                                                                                        36,843                  750,123

Dreyers Grand Ice Cream                                                                          18,828                  615,676

Hormel Foods                                                                                     91,400                2,193,600

Interstate Bakeries                                                                              33,200                  782,524

J. M. Smucker                                                                                    16,020                  535,869

Lancaster Colony                                                                                 24,599                  766,505

Lance                                                                                            19,145                  255,586

McCormick & Co.                                                                                  45,336                1,983,903

PepsiAmericas                                                                                   103,000                1,343,120

Sensient Technologies                                                                            31,528                  512,645

Suiza Foods                                                                                      18,100  (a)           1,067,357

Tootsie Roll Industries                                                                          33,255                1,219,128

Tyson Foods, Cl. A                                                                              228,715                2,239,120

                                                                                                                      17,027,243

ENERGY--7.8%

AGL Resources                                                                                    35,862                  740,550

Alliant Energy                                                                                   52,079                1,531,123

American Water Works                                                                             65,400                2,655,240

BJ Services                                                                                     108,440  (a)           2,774,980


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Black Hills                                                                                      17,092                  469,346

Cooper Cameron                                                                                   35,700  (a)           1,392,300

ENSCO International                                                                              91,600                1,813,680

Equitable Resources                                                                              43,000                1,415,130

Forest Oil                                                                                       31,700  (a)             868,580

Global Marine                                                                                   116,400  (a)           1,874,040

Grant Prideco                                                                                    72,023  (a)             654,689

Helmerich & Payne                                                                                33,400                1,013,022

MDU Resources Group                                                                              44,800                1,089,088

Murphy Oil                                                                                       29,682                2,359,719

National Fuel Gas                                                                                52,174                1,221,393

National-Oilwell                                                                                 53,300  (a)             987,116

Noble Affiliates                                                                                 37,277                1,378,131

ONEOK                                                                                            39,200                  675,024

Ocean Energy                                                                                    112,220                2,048,015

Pennzoil-Quaker State                                                                            52,137                  611,567

Pioneer Natural Resources                                                                        64,800  (a)           1,102,248

Pride International                                                                              87,200  (a)           1,121,392

Questar                                                                                          53,296                1,172,512

Smith International                                                                              33,310  (a)           1,575,563

Ultramar Diamond Shamrock                                                                        48,400                2,422,420

Valero Energy                                                                                    40,376                1,518,138

Varco International                                                                              63,098  (a)             946,470

Vectren                                                                                          44,625                  942,926

WGL Holdings                                                                                     30,660                  829,660

Weatherford International                                                                        74,923  (a)           2,564,614

Western Gas Resources                                                                            21,400                  689,508

                                                                                                                      42,458,184

HEALTH CARE--14.2%

Apogent Technologies                                                                             69,600  (a)           1,630,032

Apria Healthcare Group                                                                           35,400  (a)             814,200

Barr Laboratories                                                                                27,900  (a)           2,031,120

Beckman Coulter                                                                                  39,724                1,687,078

COR Therapeutics                                                                                 36,600  (a)             824,598

Covance                                                                                          38,300  (a)             702,805

Cytyc                                                                                            76,200  (a)           1,997,964

DENTSPLY International                                                                           34,100                1,534,159

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Edwards Lifesciences                                                                             38,800  (a)             985,520

Express Scripts                                                                                  51,600  (a)           2,112,504

First Health Group                                                                               64,320  (a)           1,736,640

Genzyme                                                                                         136,416  (a)           7,359,643

Gilead Sciences                                                                                  62,400  (a)           3,924,960

Health Management Associates, Cl. A                                                             161,600  (a)           3,149,584

Health Net                                                                                       81,120  (a)           1,780,584

Henry Schein                                                                                     28,000  (a)             945,000

Hillenbrand Industries                                                                           41,200                2,184,424

ICN Pharmaceuticals                                                                              53,300                1,290,393

IDEC Pharmaceuticals                                                                             98,400  (a)           5,902,032

INCYTE Pharmaceuticals                                                                           43,400  (a)             646,660

IVAX                                                                                            131,606  (a)           2,704,503

LifePoint Hospitals                                                                              25,400  (a)             791,972

Lincare Holdings                                                                                 70,700  (a)           1,816,990

Millennium Pharmaceuticals                                                                      143,500  (a)           3,653,510

Mylan Laboratories                                                                               82,398                3,038,014

Omnicare                                                                                         61,400                1,220,632

Oxford Health Plans                                                                              65,000  (a)           1,531,400

Pacificare Health Systems                                                                        22,236  (a)             368,228

Patterson Dental                                                                                 44,500  (a)           1,691,000

Perrigo                                                                                          48,500  (a)             717,315

Protein Design Labs                                                                              57,600  (a)           1,901,376

Quest Diagnostics                                                                                62,000  (a)           4,053,560

STERIS                                                                                           45,200  (a)           1,012,480

Sepracor                                                                                         51,300  (a)           2,433,672

Triad Hospitals                                                                                  46,602  (a)           1,253,594

Trigon Healthcare                                                                                24,000  (a)           1,473,360

VISX                                                                                             37,300  (a)             438,275

Vertex Pharmaceuticals                                                                           49,000  (a)           1,200,500

Waters                                                                                           86,000  (a)           3,052,140

                                                                                                                      77,592,421

INTEREST SENSITIVE--18.5%

A. G. Edwards                                                                                    52,974                2,094,592

Allmerica Financial                                                                              34,800                1,357,200

American Financial Group                                                                         44,759                  990,517

AmeriCredit                                                                                      54,600  (a)             846,300


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Arthur J. Gallagher                                                                              53,200                1,943,928

Associated Banc-Corp                                                                             43,627                1,501,641

Astoria Financial                                                                                32,300                1,682,507

BISYS Group                                                                                      38,300  (a)           1,992,366

Banknorth Group                                                                                 100,300                2,199,579

Certegy                                                                                          47,200  (a)           1,345,200

ChoicePoint                                                                                      40,950  (a)           1,751,841

City National                                                                                    31,457                1,289,737

Colonial BancGroup, Cl. A                                                                        73,000                  919,800

Compass Bancshares                                                                               84,400                2,112,532

Dime Bancorp                                                                                     75,700                2,564,716

Dime Bancorp (warrants)                                                                          58,500  (a)              12,285

Dun & Bradstreet                                                                                 53,000  (a)           1,656,780

Eaton Vance                                                                                      45,700                1,284,170

Everest Re Group                                                                                 30,400                2,032,240

Fidelity National Financial                                                                      56,700                1,304,667

First Tennessee National                                                                         84,644                2,924,450

First Virginia Banks                                                                             30,409                1,373,879

FirstMerit                                                                                       56,400                1,301,712

Golden State Bancorp                                                                             89,000                2,257,040

Greater Bay Bancorp                                                                              32,600                  742,954

GreenPoint Financial                                                                             66,600                2,134,530

HCC Insurance Holdings                                                                           38,800                1,066,612

Hibernia, Cl. A                                                                                 104,300                1,585,360

Horace Mann Educators                                                                            26,700                  505,965

Hospitality Properties Trust                                                                     37,300                  925,413

Independence Community Bank                                                                      39,000                  948,480

IndyMac Mortgage Holdings                                                                        40,200  (a)           1,032,336

Investment Technology Group                                                                      20,900  (a)           1,346,169

Investors Financial Services                                                                     20,900                1,105,610

LaBranche & Co.                                                                                  37,800  (a)           1,092,042

Legg Mason                                                                                       43,000                1,810,730

Leucadia National                                                                                36,500                1,057,770

M&T Bank                                                                                         64,000                4,192,000

MONY Group                                                                                       32,700                  986,559

Marshall & Ilsley                                                                                67,891                3,981,128

Mercantile Bankshares                                                                            46,951                1,794,467

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Metris Companies                                                                                 42,200                  684,062

NCO Group                                                                                        17,000  (a)             277,950

National Commerce Financial                                                                     135,365                3,079,554

Neuberger Berman                                                                                 48,400                1,688,192

New Plan Excel Realty Trust                                                                      57,500                1,022,350

New York Community Bancorp                                                                       69,400                1,739,858

North Fork Bancorporation                                                                       106,700                2,976,930

Ohio Casualty                                                                                    39,600                  603,900

Old Republic International                                                                       78,150                1,982,666

PMI Group                                                                                        29,250                1,621,913

Pacific Century Financial                                                                        52,670                1,227,211

Protective Life                                                                                  45,200                1,245,260

Provident Financial Group                                                                        32,200                  689,402

Radian Group                                                                                     61,200                2,072,844

Roslyn Bancorp                                                                                   60,700                1,101,705

SEI Investments                                                                                  71,600                2,201,700

Silicon Valley Bancshares                                                                        32,500  (a)             761,800

Sovereign Bancorp                                                                               162,700                1,610,730

StanCorp Financial Group                                                                         20,200                  896,880

TCF Financial                                                                                    51,900                2,179,800

Unitrin                                                                                          44,500                1,717,700

Waddell & Reed Financial, Cl. A                                                                  52,500                1,338,225

Webster Financial                                                                                32,500                  986,375

Westamerica Bancorporation                                                                       23,500                  858,690

Wilmington Trust                                                                                 21,400                1,215,520

                                                                                                                     100,829,021

INTERNET--.7%

CheckFree                                                                                        50,600  (a)             712,448

E*Trade Group                                                                                   244,100  (a)           1,593,973

Macromedia                                                                                       38,800  (a)             580,448

Retek                                                                                            32,100  (a)             652,272

                                                                                                                       3,539,141

PRODUCER GOODS & SERVICES--9.7%

A. Schulman                                                                                      19,225                  228,778

AGCO                                                                                             47,100                  544,476

AK Steel Holding                                                                                 71,100                  647,010

AMETEK                                                                                           21,722                  586,494


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Airborne                                                                                         31,738                  317,063

Airgas                                                                                           44,700  (a)             601,215

Albemarle                                                                                        30,200                  602,188

Alexander & Baldwin                                                                              26,757                  595,878

American Standard Cos.                                                                           47,100  (a)           2,727,090

Arch Coal                                                                                        34,400                  758,520

Atlas Air Worldwide Holdings                                                                     25,200  (a)             325,332

Bowater                                                                                          36,510                1,632,727

C.H. Robinson Worldwide                                                                          55,800                1,493,766

CNF                                                                                              32,200                  711,298

Cabot                                                                                            43,100                1,443,850

Carlisle Cos.                                                                                    19,932                  595,568

Clayton Homes                                                                                    90,870                1,272,180

Crompton                                                                                         74,533                  540,364

Cytec Industries                                                                                 26,600  (a)             636,538

Donaldson                                                                                        29,208                  921,512

EGL                                                                                              31,300  (a)             378,417

Energizer Holdings                                                                               60,500  (a)             997,645

Expeditors International of Washington                                                           34,300                1,550,360

Ferro                                                                                            22,579                  496,738

Flowserve                                                                                        25,015  (a)             584,851

Glatfelter                                                                                       28,000                  420,000

Granite Construction                                                                             27,137                  675,711

H. B. Fuller                                                                                      9,342                  480,459

Harsco                                                                                           26,246                  838,560

Hubbell                                                                                          38,580                1,054,006

IMC Global                                                                                       75,622                  812,937

J. B. Hunt Transport Services                                                                    23,300  (a)             320,142

Jacobs Engineering Group                                                                         17,621  (a)           1,154,880

Kaydon                                                                                           19,788                  373,993

Kennametal                                                                                       20,200                  710,636

Lennar                                                                                           41,900                1,519,294

Longview Fibre                                                                                   33,836                  372,196

Lubrizol                                                                                         33,788                  950,794

Lyondell Chemical                                                                                77,538                1,032,031

Martin Marietta Materials                                                                        31,200                1,245,504

Minerals Technologies                                                                            12,900                  527,610

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Newport News Shipbuilding                                                                        23,300                1,612,360

Nordson                                                                                          21,436                  480,809

Olin                                                                                             28,640                  429,027

Overseas Shipholding Group                                                                       22,570                  561,767

Packaging Corp of America                                                                        70,200  (a)           1,242,540

Pentair                                                                                          32,340                1,026,795

Pittston Brinks Group                                                                            34,100                  656,425

Potlatch                                                                                         18,700                  468,435

Precision Castparts                                                                              33,746                  767,384

Quanta Services                                                                                  39,400  (a)             598,880

RPM                                                                                              67,413                  819,068

Rayonier                                                                                         17,900                  765,762

Sequa, Cl. A                                                                                      6,836  (a)             304,202

Solutia                                                                                          68,300                  819,600

Sonoco Products                                                                                  62,793                1,473,752

Stewart & Stevenson Services                                                                     18,626                  275,292

Swift Transportation                                                                             55,200  (a)             937,848

Tecumseh Products, Cl. A                                                                         12,200                  558,150

Teleflex                                                                                         25,400                1,016,000

Tidewater                                                                                        39,905                1,205,929

Trinity Industries                                                                               29,051                  722,789

UCAR International                                                                               35,900  (a)             260,993

Valspar                                                                                          32,000                1,074,240

Wausau-Mosinee Paper                                                                             33,913                  351,000

York International                                                                               25,350                  776,724

                                                                                                                      52,884,382

SERVICES--9.2%

Affiliated Computer Services, Cl. A                                                              38,400  (a)           3,381,120

Apollo Group, Cl. A                                                                              76,850  (a)           3,123,953

Banta                                                                                            16,186                  470,203

Belo, Cl. A                                                                                      72,264                1,235,714

CSG Systems International                                                                        34,900  (a)           1,090,974

Catalina Marketing                                                                               36,600  (a)           1,011,990

Ceridian                                                                                         96,200  (a)           1,586,338

DST Systems                                                                                      80,800  (a)           3,308,760

DeVry                                                                                            46,000  (a)           1,239,700

Education Management                                                                             20,000  (a)             690,000


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Emmis Communications, Cl. A                                                                      31,200  (a)             422,760

Entercom Communications                                                                          29,800  (a)           1,004,260

GATX                                                                                             31,946                  844,972

Gartner Group, Cl. B                                                                             57,200  (a)             509,080

Hanover Compressor                                                                               41,600  (a)           1,147,328

Harte-Hanks                                                                                      41,900                  976,270

Hispanic Broadcasting                                                                            71,900  (a)           1,205,044

Jack Henry & Associates                                                                          58,300                1,437,678

Keane                                                                                            44,700  (a)             632,952

Kelly Services, Cl. A                                                                            23,585                  501,889

Korn/Ferry International                                                                         24,700  (a)             177,840

Lee Enterprises                                                                                  28,900                  995,605

Manpower                                                                                         50,000                1,428,000

Media General, Cl. A                                                                             15,100                  628,160

Modis Professional Services                                                                      64,400  (a)             337,456

Price Communications                                                                             36,300  (a)             658,845

Reader's Digest Association, Cl. A (non-voting)                                                  67,600                1,196,520

Rollins                                                                                          19,905                  323,456

Scholastic                                                                                       23,200  (a)           1,037,040

Six Flags                                                                                        60,600  (a)             715,080

SunGard Data Systems                                                                            177,000  (a)           4,460,400

Sykes Enterprises                                                                                26,300  (a)             253,532

Sylvan Learning Systems                                                                          24,900  (a)             557,760

Telephone and Data Systems                                                                       38,700                3,401,730

United Rentals                                                                                   46,200  (a)             843,150

Valassis Communications                                                                          35,200  (a)           1,098,240

Viad                                                                                             58,000                1,131,000

Wallace Computer Services                                                                        27,014                  418,717

Washington Post, Cl. B                                                                            6,269                3,200,325

Westwood One                                                                                     71,100  (a)           1,691,469

                                                                                                                      50,375,310

TECHNOLOGY--15.5%

ADTRAN                                                                                           26,000  (a)             603,200

Acxiom                                                                                           58,800  (a)             693,252

Advanced Fibre Communications                                                                    53,500  (a)             996,705

Advent Software                                                                                  22,000  (a)             848,540

Arrow Electronics                                                                                65,062  (a)           1,590,766

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Ascential Software                                                                              190,121  (a)             718,657

Atmel                                                                                           305,900  (a)           2,431,905

Avnet                                                                                            77,408                1,596,927

Avocent                                                                                          29,100  (a)             543,006

Cabot Microelectronics                                                                           15,762  (a)           1,044,705

Cadence Design Systems                                                                          164,010  (a)           3,467,171

Carpenter Technology                                                                             14,544                  316,332

Cirrus Logic                                                                                     48,628  (a)             541,230

CommScope                                                                                        33,900  (a)             662,745

Credence Systems                                                                                 39,300  (a)             534,480

Cypress Semiconductor                                                                            83,818  (a)           1,655,406

DSP Group                                                                                        17,500  (a)             367,500

Diebold                                                                                          47,201                1,713,396

Electronic Arts                                                                                  87,700  (a)           4,513,042

Enterasys Networks                                                                              124,500  (a)             991,020

FEI                                                                                              20,900  (a)             563,882

Federal Signal                                                                                   30,013                  608,063

Harris                                                                                           43,400                1,487,752

Imation                                                                                          23,200  (a)             486,504

InFocus                                                                                          25,600  (a)             495,616

Intergrated Device Technology                                                                    70,400  (a)           1,960,640

International Rectifier                                                                          41,300  (a)           1,450,043

KEMET                                                                                            57,800  (a)           1,033,464

LTX                                                                                              31,700  (a)             521,782

L-3 Communications Holdings                                                                      25,600  (a)           2,223,872

Lam Research                                                                                     81,500  (a)           1,545,240

Lattice Semiconductor                                                                            71,400  (a)           1,249,500

Legato Systems                                                                                   58,600  (a)             491,654

MIPS Technologies, Cl. B                                                                         25,700  (a)             224,361

Macrovision                                                                                      33,000  (a)             812,130

Mentor Graphics                                                                                  42,109  (a)             798,387

Micrel                                                                                           60,700  (a)           1,526,605

Microchip Technology                                                                             86,550  (a)           2,702,091

NVIDIA                                                                                           92,200  (a)           3,951,692

National Instruments                                                                             33,500  (a)             965,135

Network Associates                                                                               90,100  (a)           1,729,920

Newport                                                                                          24,000                  374,160


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Per-Se Technologies (warrants)                                                                      834  (a)                  50

Plantronics                                                                                      31,900  (a)             662,882

Plexus                                                                                           27,300                  682,500

Polycom                                                                                          58,900  (a)           1,765,822

Powerwave Technologies                                                                           42,200  (a)             645,660

Quantum - DLT & Storage Systems                                                                  99,706  (a)             840,522

RF Micro Devices                                                                                107,500  (a)           2,197,300

RSA Security                                                                                     37,700  (a)             453,908

Rational Software                                                                               134,000  (a)           1,758,080

Reynolds & Reynolds, Cl. A                                                                       48,352                1,148,360

SCI Systems                                                                                      96,900  (a)           1,968,039

SPX                                                                                              26,200  (a)           2,609,520

SanDisk                                                                                          44,800  (a)             490,112

Semtech                                                                                          45,600  (a)           1,721,400

Storage Technology                                                                               68,526  (a)           1,286,233

Sybase                                                                                           67,300  (a)             915,280

Symantec                                                                                         49,876  (a)           2,742,681

Synopsys                                                                                         40,200  (a)           1,889,400

3Com                                                                                            223,000  (a)             923,220

Tech Data                                                                                        35,500  (a)           1,515,495

Titan                                                                                            40,300  (a)           1,053,039

Transaction Systems Architects, Cl. A                                                            24,100  (a)             234,252

TranSwitch                                                                                       56,100  (a)             185,691

TriQuint Semiconductor                                                                           85,138  (a)           1,505,240

Vishay Intertechnology                                                                           90,904  (a)           1,715,358

Wind River Systems                                                                               51,700  (a)             741,378

                                                                                                                      84,683,900

UTILITIES--5.0%

ALLETE                                                                                           54,174                1,191,828

Broadwing                                                                                       143,800  (a)           1,331,588

Cleco                                                                                            29,740                  598,071

Conectiv                                                                                         58,499                1,380,576

Covanta Energy                                                                                   32,800  (a)             427,056

DPL                                                                                              83,500                1,920,500

DQE                                                                                              36,800                  688,160

Dycom Industries                                                                                 28,000  (a)             334,600

Energy East                                                                                      76,676                1,443,042

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Great Plains Energy                                                                              40,780                  973,011

Hawaiian Electric Industries                                                                     21,429                  797,587

IDACORP                                                                                          24,683                  937,954

Montana Power                                                                                    68,430  (a)             407,843

NSTAR                                                                                            35,000                1,439,200

Northeast Utilities                                                                              94,360                1,665,454

OGE Energy                                                                                       51,346                1,112,154

Potomac Electric Power                                                                           71,783                1,536,874

Public Service Company of New Mexico                                                             25,794                  631,953

Puget Energy                                                                                     56,790                1,082,985

SCANA                                                                                            69,064                1,778,398

Sierra Pacific Resources                                                                         65,311                  947,663

UtiliCorp United                                                                                 74,950                2,220,769

Western Resources                                                                                46,500                  761,670

Wisconsin Energy                                                                                 77,687                1,725,429

                                                                                                                      27,334,365

TOTAL COMMON STOCKS

   (cost $541,775,749)                                                                                               506,570,464


                                                                                               Principal

SHORT-TERM INVESTMENTS--7.8%                                                                  Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--7.3%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  2.58%, dated 10/31/2001, due 11/1/2001 in the

  amount of $39,652,842 (fully collateralized by

  $36,570,000 of various U.S. Government

   Agency Obligations, value $40,444,944)                                                    39,650,000               39,650,000

U.S. TREASURY BILLS--.5%

3.23%, 11/23/2001                                                                               500,000  (b)             499,340

2.27%, 12/13/2001                                                                             2,000,000  (b)           1,995,260

2.14%, 12/27/2001                                                                               500,000  (b)             498,440

                                                                                                                       2,993,040

TOTAL SHORT-TERM INVESTMENTS

   (cost $42,642,031)                                                                                                 42,643,040
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $584,417,780)                                                            100.6%              549,213,504

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (3,332,227)

NET ASSETS                                                                                       100.0%              545,881,277

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2001


                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts             Contracts ($)             Expiration          at 10/31/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

Standard & Poor's MidCap 400                      176                39,718,800          December 2001                   664,800



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              584,417,780  549,213,504

Cash                                                                     930,717

Receivable for investment securities sold                             13,745,458

Receivable for futures variation margin--Note 4(a)                       445,887

Receivable for shares of Common Stock subscribed                         407,847

Dividends and interest receivable                                        352,175

                                                                     565,095,588
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           237,392

Payable for shares of Common Stock redeemed                          18,548,576

Payable for investment securities purchased                             428,343

                                                                     19,214,311
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      545,881,277
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     582,304,942

Accumulated undistributed investment income--net                      2,964,651

Accumulated net realized gain (loss) on investments                  (4,848,840)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $664,800 net unrealized
  appreciation on financial futures)--Note 4(b)                    (34,539,476)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      545,881,277
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      28,271,101

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   19.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       5,249,684

Interest                                                             1,298,831

TOTAL INCOME                                                         6,548,515

EXPENSES:

Management fee--Note 3(a)                                            1,339,163

Shareholder servicing costs--Note 3(b)                               1,339,163

Loan commitment fees--Note 2                                             4,525

TOTAL EXPENSES                                                       2,682,851

INVESTMENT INCOME--NET                                               3,865,664
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             15,676,648

Net realized gain (loss) on financial futures                       (5,796,038)

NET REALIZED GAIN (LOSS)                                             9,880,610

Net unrealized appreciation (depreciation) on investments
  (including $197,225 net unrealized appreciation on financial futures)
                                                                   (92,589,842)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (82,709,232)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (78,843,568)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               --------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,865,664           3,517,912

Net realized gain (loss) on investments         9,880,610          59,699,832

Net unrealized appreciation (depreciation)
   on investments                             (92,589,842)         30,887,889

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (78,843,568)         94,105,633
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (4,048,781)         (2,304,794)

Net realized gain on investments              (65,166,093)        (51,454,524)

TOTAL DIVIDENDS                               (69,214,874)        (53,759,318)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 347,147,102         321,929,878

Dividends reinvested                           62,242,591          47,031,131

Cost of shares redeemed                      (203,381,122)       (204,156,247)

Redemption fee                                    175,048              60,724

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            206,183,619          164,865,486

TOTAL INCREASE (DECREASE) IN NET ASSETS        58,125,177          205,211,801
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           487,756,100          282,544,299

END OF PERIOD                                 545,881,277          487,756,100

Undistributed investment income--net            2,964,651            3,147,768
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    16,258,086           13,563,456

Shares issued for dividends reinvested          2,821,667            2,273,133

Shares redeemed                                (9,743,610)          (8,605,496)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   9,336,143            7,231,093

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            25.76          24.14          25.80          26.55         21.32

Investment Operations:

Investment income--net                                            .16(a)         .22(a)         .21(a)         .27           .25

Net realized and unrealized
   gain (loss) on investments                                   (3.02)          6.07           4.46           1.16          6.25

Total from Investment Operations                                (2.86)          6.29           4.67           1.43          6.50

Distributions:

Dividends from investment income--net                           (.21)           (.20)          (.31)          (.23)         (.27)

Dividends from net realized gain
   on investments                                              (3.38)          (4.47)         (6.02)         (1.99)        (1.00)

Total Distributions                                            (3.59)          (4.67)         (6.33)         (2.22)        (1.27)

Redemption fee                                                   .00(b)          .00(b)         .00(b)         .04           --

Net asset value, end of period                                 19.31           25.76          24.14          25.80         26.55
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (12.85)          30.77          20.48           5.88         32.02
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .50             .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                         .72             .90            .90            .98          1.07

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                       --               --             --             --           .09

Portfolio Turnover Rate                                        28.34           45.74          50.17          67.85         20.15
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        545,881         487,756        282,544        251,772       221,017

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus MidCap Index Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is a potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund' s average daily net assets, and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund's expenses, except management fees, brokerage commissions, taxes, commitment fees, interest, fees and expenses of non-interested Board members (including counsel fees) , Shareholder Services Plan fees and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and a fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the fund directly to the non-interested Board members, that would be applied to offset a

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portion of the management fee payable to Dreyfus, are in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, the fund was charged $1,339,163 pursuant to the Shareholder Services Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund' s exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2001, amounted to $257,055,234 and $142,852,494, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments and financial futures was $34,539,476, consisting of $62,054,305 gross unrealized appreciation and $96,593,781 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus MidCap Index Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus MidCap Index Fund, including the statements of investments and financial futures, as of October 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidCap Index Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 7, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $2.1460 per share as a long-term capital gain distribution of the $3.5900 per share paid on December 12, 2000.

The fund also designates 17.46% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus
                        MidCap Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  113AR1001